Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstarct]
COMMITMENTS AND CONTINGENCIES

NOTE 8:- COMMITMENTS AND CONTINGENCIES

a.	Liens:

The Company recorded floating charges on all of its tangible assets in favor of banks.

During 2022, the Company repaid its liabilities to banks and Yaad and released all the collateral it provided to the banks and all of its floating charges.

The Company’s long-term restricted deposits in the amounts of $32,692 has been pledged as security in respect of guarantees granted to the Company’s landlords as part of the office lease agreement. Such deposit cannot be pledged to others or withdrawn without the consent of the lender.

b.	Guarantees:

As of December 31, 2021, the shareholders granted a guarantee to the Company’s lenders in the amount of $1,355,306, with no specific date of expiration. During 2022, the Company repaid its liabilities to banks and Yaad and released of personal guarantees securing certain of those loans.

c.	Israeli Innovation Authority grants:

The Company has entered into several research and development programs, pursuant to which the Company received grants from the IIA, and are therefore in some cases obligated to pay royalties to the IIA at a rate of 3% to 5% on sales proceeds from products that were developed under IIA programs up to the total amount of grants received (linked to the U.S. dollar with annual interest at Secured Overnight Financing Rate (“SOFR”) as of the date of approval, for programs approved from January 1, 1999 and thereafter). The Company may be required to pay additional royalties upon the occurrence of certain events as determined by the IIA, that are within the control of the Company. No such events have occurred or were probable of occurrence as of the balance sheet date with respect to these royalties.

The total amount of grants received as of December 31, 2023, which the Company is obligated to pay royalties as described above, was approximately $450,000 (including accumulated interest).

In August 2022, the Company received approval for a joint grant with Ben Gurion University, Be’er Sheva, Israel, from the IIA for the joint development of artificial intelligence (AI) and machine learning (ML) based system for detecting, diagnosing and predicting faults and malfunction in drones. This grant is not subject to royalty payments to the IIA. The total approved budget the Company received for the first year of the joint project amounts to NIS 1,314,024 (approximately $362,290). The grant represents 66% of the total budget for the project (approximately $239,111). As of December 31, 2023 the Company had received NIS 721,426 (approximately $198,904) from the IIA with respect to this program.

In June 2023, the Company received grant approval from the IIA in the amount of NIS 1,209,797 (approximately $333,553) to support the first-year development of an innovative system for onboard situation awareness for nanosatellite platforms. The grant represents 50% of the total budget for the first year of the project. As of December 31, 2023 the Company had received NIS 423,429 (approximately $116,744) from the IIA with respect to this program.

In November 2023, the Company received grant approval for the second year of the joint project with Ben Gurion University, Be’er Sheva, Israel, from the IIA. The total approved budget the Company received for the second year of the joint project amounts to NIS 935,544 (approximately $257,939). The grant represents 66% of the total budget for the project (approximately $170,240). As of December 31, 2023 the Company had received NIS 216,111 (approximately $59,584) from the IIA with respect to this program.

Total research and development income recorded in the statements of operations) for the year ended December 31, 2023 was NIS 941,108 (approximately $259,473).